Other Income, Gain and Loss	12 Months Ended
Dec. 31, 2017
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Other Income, Gain and Loss
6.	OTHER INCOME, GAIN AND LOSS

	2015	2016	2017	2017
	RMB’000	RMB’000	RMB’000	US$’000

Interest income	14,464	11,126	11,020	1,694
Net gain (loss) from sales of scrap materials	(1,945)	(1,715)	5,050	776
Insurance compensation income (note a)	—	—	3,311	509
Government grants (note b)	3,095	1,473	—	—
Release of deferred income (note c)	796	796	797	122
Others	—	—	993	153

	16,410	11,680	21,171	3,254

Notes:

(a)	In February 2014, three minority shareholders of the Company filed a claim against the Company in the Eastern Caribbean Supreme Court of the British Virgin Islands. On February 17, 2017, the claimants, the Company and the three other defendants reached a confidential agreement to settle the claim. The settlement does not obligate the Company to make any payment to the claimants nor would the terms of the settlement affect the Company’s operations. Each party had also agreed to be responsible for their own legal costs. During 2017, the Company claimed and received an aggregate amount of approximately RMB 3.3 million from three insurers according to the insurance reimbursement policy of Directors & Officers Liability.
(b)	Government grants comprised various incentives and subsidies received from the PRC government. There were no unfulfilled conditions attaching to these government grants.
(c)	A grant of RMB15,000,000 was received from the PRC government in 2009 to subsidize the Group’s construction of a new manufacturing plant and related capital expenditures. It has been presented as deferred income (Note 22) and released to income over the useful lives of the related assets.